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                                                                EXHIBIT 10.51
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                        SETTLEMENT AGREEMENT

BETWEEN:

         AMARILLO CELL CULTURE COMPANY INCORPORATED, A Texas Corporation with its principal place of business at 800 W. 9th Avenue, Amarillo, Texas 79101 (hereinafter called "ACC")

AND

         INTERFERON SCIENCES INC. with its principal place of business at 783 Jersey Avenue, New Brunswick, New Jersey 08901 (hereinafter called "ISI")

AND

         PHARMA PACIFIC MANAGEMENT PTY. LTD. of 103-105 Pipe Road, Laverton, Victoria, Australia (hereinafter called "PPM")

AND

         PHARMA PACIFIC PTY. LTD. of 103-105 Pipe Road, Laverton, Victoria, Australia (hereinafter called "PPP")

AND

         PHARMA PACIFIC LTD., c/o 81 Carlton Gore Road, Newmarket, Auckland, New Zealand (hereinafter called "PPL")

AND

         FERNZ CORPORATION LIMITED, 81 Carlton Gore Road, Newmarket, Auckland, New Zealand

A. Whereas ACC has entered into an agreement with ISI on 20th October 1989, which provides, inter alia, that ACC grants to ISI licenses to use the Licensed Patents to make the Licensed Products in the Territory. ("The ACC/ISI Agreement")

B. ACC has instituted proceedings against Fernz Corporation Limited, PPM, PPP and PPL (collectively referred to as "Fernz") alleging that Fernz has infringed ACC Patent No. 222457 ("the New Zealand Patent"). Fernz has counterclaimed by alleging, inter alia, that the New Zealand Patent is not valid. The proceedings are issued out of the High Court of New Zealand Auckland Registry being C.L. No. 52-93. ("the New Zealand Proceedings")
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C.       PPM has instituted opposition proceedings in Australia opposing the grant of Australian Patent Application No. 625431 (12227/88) in the name of Texas A & M University System. ("the Australian Proceedings")

D. PPM has instituted opposition proceedings in Europe opposing the grant of ACC's European Patent, being Patent No. 0341258 ("the European Opposition Proceedings").

E.       Fernz denies the allegations of infringement.

F.       ACC denies that its New Zealand Patent is invalid.

G. The parties wish to settle the Proceedings on the terms and conditions as set out hereafter.

H. ACC and ISI have amended the ACC/ISI Agreement to transfer ISI rights to sublicense Licensed Patents back to ACC.

THE PARTIES AGREE AS FOLLOWS:

1. ACC shall grant to PPM a non-exclusive sub-license of the Licensed Patents to make, have made, use and sell Licensed Products labeled for use only in human species in the Territory and for the Term as set out in the PPM/ACC Sub-License Agreement ("the Fernz License").

2. In the event that there are residual rights in Licensed Patents held by ACC for which PPM would require a license to make, use and sell the Licensed Products in the Territory, then ACC covenants not to sue PPM in respect of those residual rights.

3. Immediately upon this Settlement Agreement becoming effective in accordance with the provisions of clause 6 herein the parties shall by consent seek an order that the claims which each has made against the other in the New Zealand Proceedings be dismissed with no order as to costs. Each party shall bear its own costs of and incidental to the New Zealand proceedings.

4.       PPM shall discontinue its opposition to the Australian Proceedings.

         Each of the parties to the Australian Proceedings shall bear its own costs of and incidental to the Australian Proceedings.

5. PPM shall discontinue its opposition to the European Opposition Proceedings. Each of the parties to the European Opposition Proceedings shall bear its own costs of and incidental to the European Opposition Proceedings.

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6.       This Settlement Agreement shall become effective upon the execution of the Fernz License.

7. ACC and ISI hereby release and forever discharge Fernz and all of its subsidiaries, related companies, affiliates, holding company, directors, servants, advisors, consultants and agents from and against any and all claims, demands, actions, proceedings, or costs whatsoever which ACC and ISI have or may have or, but for the execution of these terms of settlement, might otherwise have had before execution of these terms of settlement arising out of or in any way connected with:

         (i)     the New Zealand Proceedings;

         (ii)    the Australian Proceedings;

         (iii)   the European Opposition Proceedings; and

         (iv) any conduct by Fernz or its subsidiaries, related companies, affiliates, holding company, directors, servants, advisors, consultants and agents in respect of the manufacture, use, sale, distribution, or dealing in low dose oral interferon tablets or formulations which infringe or allegedly infringe the New Zealand Patent and any counterparts of the New Zealand Patent in any jurisdiction in the world.

         It is understood that such release and discharge shall not apply to any breach or alleged breach of the terms of the Fernz License.

8. Fernz hereby releases and forever discharges ACC and ISI and all of their subsidiaries, related companies, affiliates, holding company, directors, servants, advisors, consultants and agents from and against any and all claims, demands, actions, proceedings or costs whatsoever which Fernz has or may now have or, but for the execution of these terms of settlement, might otherwise have had before the execution of these terms of settlement arising out of or in any way connected with:

         (i)     the New Zealand Proceedings;

         (ii)    the Australian Proceedings; and

         (iii)   the European Opposition Proceedings.

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9.       This Settlement Agreement shall be governed by and construed in accordance with the laws of New Zealand and all parties hereby submit to the exclusive jurisdiction of the courts of New Zealand.

DATED this _________ day of _____________________, 1995.

____________________________________________       Date:_____________________
Signed by:  Joseph M. Cummins, President
For and on behalf of AMARILLO CELL
CULTURE COMPANY, INCORPORATED


____________________________________________       Date:_____________________
Signed by: Larry Gordon, Vice President &
General Counsel For and on behalf of
INTERFERON SCIENCES, INC.

____________________________________________       Date:_____________________
Signed by:
For and on behalf of PHARMA PACIFIC
MANAGEMENT PTY. LTD.

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____________________________________________       Date:_____________________
Signed by:
For and on behalf of PHARMA PACIFIC PTY. LTD.

____________________________________________       Date:_____________________
Signed by:
For and on behalf of PHARMA PACIFIC LTD.

____________________________________________       Date:_____________________
Signed by:
For and on behalf of FERNZ CORPORATION LIMITED


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